SCHEDULE OF OTHER CURRENT RECEIVABLES (Details) - USD ($) $ in Thousands		Dec. 31, 2024	Dec. 31, 2023
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Governmental institutes		$ 73	$ 224
Prepaid expenses		232	147
Grants receivables	[1]	152	134
Other receivables		23	26
Other current receivables		$ 480	$ 531

[1]	As of December 31, 2024, the Company recorded grants receivable in “Other Current Receivables” in the amount of $125 from the European Horizon 2020 program and $27 from the Israel Innovation Authority under the “Smart Money” program. For comparison, as of December 31, 2023, the Company recorded grants receivable of $134, which were entirely from the Horizon 2020 program. During 2024, the Company received payments totaling approximately $30 from the Israel Innovation Authority.